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                                                                  EXHIBIT 10.2.5

                               INCORPORATED TERMS
                             DATED AS OF___________

                                       TO

              RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT

            The following are the "Incorporated Terms" referred to in the instrument entitled "Restricted Stock and Restricted Stock Unit Agreement" which refers to these Incorporated Terms and which has been signed by the Company and the Director (the "Base Instrument"). The Incorporated Terms and the Base Instrument constitute a single agreement and that agreement consists of the Base Instrument and the Incorporated Terms. The Incorporated Terms dovetail with the Base Instrument; because the last paragraph of the Base Instrument is Paragraph 1, the Incorporated Terms begin with Paragraph 2.

      2. Restrictions. (a) Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the Restricted Stock Release Date set forth on the signature page (such date as used herein with respect to the Restricted Stock is referred to as the "Release Date.") Shares of Restricted Stock may be transferred by gift pursuant to the "Rules for Transfer of Awards Under Deposit Share Program for Directors," which were attached to the E-Mail. Any person to whom shares of Restricted Stock are transferred pursuant to the Rules is herein referred to as a "Permitted Transferee."

            (b) The Release Date for Deposit Share RSUs shall be the same as the Release Date for the Restricted Stock, and the Release Date for Annual RSUs shall be the date set forth after "Annual RSU Release Date" on the signature page. The term "Release Date" as used in the remainder of this Agreement shall be applied separately to the Deposit Share RSUs and the Annual RSUs as if the term "RSUs" were the term "Deposit Share RSUs" or "Annual RSUs," as the case may be. Except as otherwise provided herein, RSUs may not be sold, transferred or otherwise alienated or hypothecated regardless of the occurrence of the Release Date.

      3. Escrow. (a) Certificates for shares of Restricted Stock shall be issued as soon as practicable in the name of the Director but shall be held in escrow by the Company, as escrow agent. Upon issuance of such certificates, (i) if certificates are issued in non-electronic registration, the Company shall give the Director a receipt for the Restricted Stock held in escrow which will state that the Company holds such Stock in escrow for the account of the Director, subject to the terms of this Agreement, and (ii) the Director shall give the Company a stock power for such Stock duly endorsed in blank which will be held in escrow for use in the event such Stock is forfeited in whole or in part. Unless forfeited as provided herein, Restricted Stock shall cease to be held in escrow and certificates for such Stock which have not been transferred to a Permitted Transferee shall be delivered to the Director, or in the case of his death, to his Beneficiary (as hereinafter defined) on the Release Date or upon any other termination of the restrictions imposed by Paragraph 2 hereof.

            (b) Certificates for shares of Stock, if any, that were purchased to obtain an award of Restricted Stock ("Purchased Shares") shall also be held in escrow by the Company, as escrow agent. Upon issuance of such certificates, if certificates are issued in non-electronic registration, the Company shall give the Director a receipt for the Purchased Stock held in

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escrow which will state that the Company holds such Stock in escrow for the account of the Director.

      4. Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Director on the Release Date (such freeing of such restrictions is herein referred to as "vesting"). Notwithstanding the foregoing or anything to the contrary herein, the Director agrees and acknowledges with respect to any Restricted Stock and any Stock delivered in settlement of RSUs that has not been registered under the Securities Act of 1933, as amended (the "Act"), that (i) the Director will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Restricted Stock to such effect.

      5. Termination of Directorship Due to Death or a Permissible Event. If the Director ceases to be a director of the Company by reason of the Director's death or a "Permissible Event" prior to the Release Date, (i) the restrictions of Paragraph 2 applicable to the Restricted Stock shall terminate, (ii) a Release Date shall be deemed to have occurred for all RSUs and (iii) the vesting requirements for the Restricted Stock and RSUs shall be deemed to be fulfilled on the date of the Director's death or the Permissible Event. A Permissible Event is termination of service as a director of the Company by reason of (i) the Director being ineligible for continued service as a director of the Company because of the Director's age under the Company's Corporate Governance Guidelines, or (ii) the Director's taking a position with or providing services to a governmental, charitable or educational institution whose policies prohibit the Director's continued service on the Company's Board or under circumstances in which such continued service would be a violation of law.

      6. Termination of Directorship for Other Reasons. If, prior to the Release Date, the Director ceases to be a director of the Company for any reason other than the Director's death or a Permissible Event, the Restricted Stock and RSUs awarded hereunder shall be forfeited by the Director and shall revert to the Company, unless otherwise provided by the Committee. In addition, Restricted Stock may be forfeited as provided in Paragraph 14(g).

      7. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Director in accordance herewith (the person who is the Director's Beneficiary at the time of his death herein referred to as the "Beneficiary") shall be entitled to receive the [vested] Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Director and the Stock to be delivered in settlement of RSUs. The Director may from time to time revoke or change the Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such Beneficiary designation is in effect at the time of the Director's death, or if no designated Beneficiary survives the Director or if such designation conflicts with law, the Director's estate shall be entitled to receive the Restricted Stock upon the death of the Director and the Stock to be delivered in settlement of RSUs.

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            (b) A Permitted Transferee shall be entitled to designate a
Beneficiary with respect to the shares of Restricted Stock transferred to the Permitted Transferee by completing the appropriate portion of the election form contemplated by Paragraph 5 of the Rules (the "Election Form"). Such Beneficiary shall be entitled to receive the vested Restricted Stock to be released under Paragraphs 3 and 5 as a result of the death of the Director or otherwise to be released hereunder if, in either case, the Permitted Transferee dies, prior to such release. The Permitted Transferee may from time to time revoke or change such Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling, provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Director's death, and in no event shall any designation be effective as of a date prior to such receipt. If no such designated Beneficiary survives the Permitted Transferee, such Beneficiary's estate, of if such designation conflicts with law, the Permitted Transferee's estate, shall be entitled to receive the Restricted Stock released hereunder.

            (c) If the Committee is in doubt as to the right of any person to receive Restricted Stock or Stock delivered in settlement of RSUs, the Company may retain such Stock, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock or Stock to be delivered in settlement of RSUs to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

      8. Certificate Legend. In addition to any legends placed on certificates for Restricted Stock under Paragraph 4 hereof, each certificate for shares of Restricted Stock shall bear the following legend:

            "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, or by operation of law, is subject to certain restrictions set forth in the MGIC Investment Company 2002 Stock Incentive Plan, as amended, and a Restricted Stock Agreement between MGIC Investment Company and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of MGIC Investment Company."

When the restrictions imposed by Paragraph 2 hereof terminate, the foregoing legend shall be removed from the certificates representing such Stock upon request of the Director or a Permitted Transferee for whom the shares have been transferred.

      9. Voting Rights; Dividends and Other Distributions; Rights of RSUs.

            (a) While the Restricted Stock is subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Director may exercise full voting rights for the Restricted Stock registered in his or her name and held in escrow hereunder.

            (b) While the Restricted Stock is subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Director shall be entitled to receive all dividends and other distributions paid with respect to the Restricted Stock. If any such dividends or distributions are paid in Stock, such shares shall be subject to the same restrictions as the shares of Restricted

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Stock with respect to which they were paid, including the requirement that
Restricted Stock be held in escrow pursuant to Paragraph 3 hereof.

            (c) Subject to the provisions of this Agreement, the Director shall have, with respect to the Restricted Stock, all other rights of holders of Stock.

            (d) RSUs represent only the right to receive as Stock, on the terms provided herein, (i) in the case of Deposit Share RSUs, equal to the number of shares indicated after "Shares of Restricted Stock" on the signature page, and
(ii) in the case of the Annual RSUs, equal to one share of Stock for each such RSU. RSUs that have vested shall be settled by the delivery of one share of Stock for each RSU as promptly as practicable after the Director ceases to be a Director of the Company. The Director shall have no rights as a holder of Stock on account of RSUs, including the right to vote or to receive dividends, until certificates for such Stock are actually delivered in settlement of the RSU. Notwithstanding the preceding sentence, on each date on which the Company pays a dividend in cash on the Stock, the Company shall make a payment in cash on the RSUs that are outstanding on the record date for such dividend equal to, in the case of Deposit Share RSUs, the dividend that would have been paid on the number of shares indicated after "Shares of Restricted Stock" on the signature page had such shares then been outstanding, and on the Annual RSUs, equal to the number of shares that are to be issued in settlement of the Annual RSUs had such shares then been outstanding.

      10. Adjustments in Event of Change in Stock. In the event of any change in the outstanding shares of Stock ("capital adjustment") for any reason, including but not limited to, any stock splits, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event which, in the judgment of the Committee, could distort the implementation of the award of Restricted Stock or the award of RSUs, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement or in the property deliverable in settlement of RSUs, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable.

      11. Change in Control. If a "Change in Control of the Company" (as defined in the Annex attached hereto) occurs, notwithstanding anything herein, the restrictions of Paragraph 2 applicable to the Restricted Stock not previously forfeited shall terminate on the date of the Change in Control of the Company and a Release Date shall be deemed to have occurred for all RSUs. The Director agrees that such Annex may be amended by the Company on one or more occasions without the consent or approval of the Director if in the determination of the Committee such amendment is necessary or appropriate to conform the provisions of such Annex to the IRS Notice (as defined in such Annex), any regulations issued by the IRS under Section 409A of the Internal Revenue Code of 1986 (which was added by the American Jobs Creation Act of 2004) or any position published by the IRS with respect to such Section. The right of the Company to make such an amendment does not depend on whether the Restricted Stock or RSUs are subject to such Section but will enable the Company to have uniform provisions governing a change in control among all agreements having such change of control provisions, including those under which compensation is subject to such Section. Any such amendment will become effective upon notice to the Director. The Company will seek to give the Director notice of an amendment with reasonable promptness after the Committee has approved the amendment.

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      12. Powers of Company Not Affected. The existence of the Restricted Stock or RSUs shall not affect in any way the right or power of the Company or its stockholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or any Stock to be issued in settlement of RSUs or, in both cases, the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The determination of the Committee as to any such adjustment shall be conclusive and binding for all purposes of this Agreement. Nothing herein shall confer upon the Director the right to continue as a member of the Company's Board of Directors.

      13. Interpretation by Committee. The Director agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among directors awarded Restricted Stock and RSUs.

      14. Miscellaneous.

            (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

            (b) The waiver by the Company of any provision of this Agreement shall not operate or be construed to be a subsequent waiver of the same provision or waiver of any other provision hereof.

            (c) The Restricted Stock and RSUs shall be deemed to have been awarded pursuant to the Plan and are subject to the terms and conditions thereof. In the event of any conflict between the terms hereof and the provisions of the Plan, the terms and conditions of the Plan shall prevail. Any and all terms used herein, unless specifically defined herein shall have the meaning ascribed to them in the Plan.

            (d) Any notice, filing or delivery hereunder or with respect to Restricted Stock or RSUs shall be given to the Director at either his or her address as indicated in the records of the Company to which communications are generally sent to him or her; shall be given to a Permitted Transferee at his address as indicated in the Election Form; and shall be given to the Committee or the Company at 250 East Kilbourn Avenue, Milwaukee 53202, Attention:
Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

            (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Director, any Permitted Transferee, the Beneficiary and the personal representative(s) and heirs

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of the Director, except that the Director may not transfer any interest in any
Restricted Stock prior to the release of the restrictions imposed by Paragraph 2 other than as provided in Paragraph 2 nor may the Director transfer any interest in any RSUs.

            (f) The term "certificate" as used herein with regard to shares of Restricted Stock, includes electronic registration in the system of the Company's transfer agent for the Stock. The term "Committee" means any Committee of the Company's Board of Directors which is then administering the Plan if other than the Management Development, Nominating and Governance Committee.

            (g) If Purchased Shares are pledged in accordance with the "Rules Relating to Pledges Under Non-Employee Directors Deposit Share Program" that accompanied the E-Mail, and are subsequently transferred (other than to a subsequent pledgee) prior to the Release Date, one and one-half shares of Restricted Stock shall be forfeited for each Purchased Share so transferred.

      15. Permitted Transferee. In the event shares of Restricted Stock are transferred to a Permitted Transferee, (i) the provisions of Paragraphs 3, 4, 9, and 13 shall apply mutatis muntandis to the shares so transferred and to the Permitted Transferee; (ii) the provisions of Paragraphs 5, 8, 10, 11, 12 and 14 shall continue to apply without any change with respect to the shares so transferred; and (iii) the provisions of Paragraph 6 shall continue to apply without any change with respect to the shares so transferred, except that the shares to be forfeited shall be those shares of Restricted Stock that have not vested and which are held by the Permitted Transferee.

            The end of Paragraph 15 is the end of the Incorporated Terms. The remainder of the Agreement is contained in the Base Instrument.

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                                      ANNEX

       DEFINITION OF "CHANGE IN CONTROL OF THE COMPANY" AND RELATED TERMS

      1 Change in Control of the Company. A "Change in Control of the Company" shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

                  (i) any Person (other than (A) the Company or any of its
            subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company ("Excluded Persons")) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board of Directors of the Company (the "Board") that refers to this exception) representing more than 50% of the total fair market value of the stock of the Company or representing 50% or more of the total voting power of the stock of the Company; or

                  (ii) the following individuals cease for any reason to
            constitute a majority of the number of directors of the Company then serving: (A) individuals who, on July 22, 1999, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the
            Act) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors on July 22, 1999, or whose initial appointment, election or nomination for election as a director which occurred after July 22, 1999 was approved by such vote of the directors then still in office at the time of such initial appointment, election or nomination who were themselves either directors on July 22, 1999 or initially appointed, elected or nominated by such majority vote as described above ad infinitum (collectively the "Continuing Directors"); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least a majority of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to

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            be Continuing Directors results in a Change in Control of the
            Company, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change in Control of the Company occurred; or

                  (iii) a merger, consolidation or share exchange of the Company with any other corporation is consummated or voting securities of the Company are issued in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company entitled to vote generally in the election of directors outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof entitled to vote generally in the election of directors of such entity or parent outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after July 22, 1999, pursuant to express authorization by the Board that refers to this exception) representing at least 50% of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                  (iv) the sale or disposition by the Company of all or
            substantially all of the Company's assets (in one transaction or a series of related transactions within any period of 24 consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity of which at least 75% of the combined voting power of the voting securities entitled to vote generally in the election of directors (or such lower percentage as is determined under the IRS Notice) immediately after such sale are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale. It is understood that in no event shall a sale or disposition of assets be considered to be a sale of substantially all of the assets unless the assets sold or disposed of have a total gross fair market value of at least 40% of the total gross fair market value of all of the Company's assets immediately prior to such sale or disposition.

      2 Related Definitions. For purposes of this Annex, the following terms, when capitalized, shall have the following meanings:

                  (i) Act. The term "Act" means the Securities Exchange Act of
            1934, as amended.

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                  (ii) Affiliate and Associate. The terms "Affiliate" and
            "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act.

                  (iii) Beneficial Owner. A Person shall be deemed to be the
            "Beneficial Owner" of any securities:

                        (a) which such Person or any of such Person's Affiliates
                  or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (B) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement, dated as of July 22, 1999, between the Company and Wells Fargo Bank Minnesota, National Association (as successor Rights Agent), as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                        (b) which such Person or any of such Person's Affiliates
                  or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this Subsection 1 (c) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding:
                  (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

                        (c) which are beneficially owned, directly or
                  indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection 1(c) (ii) above) or disposing of any voting securities of the Company.

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                  (iv) IRS Notice. The term "IRS Notice" shall mean the IRS
            Notice 2005-1, which was issued with respect to the American Jobs Creation Act of 2004.

                  (v) Person. The term "Person" shall mean any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

                  (vi) Stock. The term "stock" shall have the meaning
            contemplated by the IRS Notice.

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